                                                                 EXHIBIT 10.32.3

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

================================================================================

                             GROUND LEASE AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                     between

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),
                                as Ground Lessor

                                       and

                             SUNTRUST BANK, ATLANTA,
                         not in its individual capacity
                            but solely as Co-Trustee,
                                as Ground Lessee

                                  Land Located
                            in Floyd County, Georgia

================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1.  DEFINITIONS.....................................................  2

SECTION 2.  LEASE OF GROUND INTEREST........................................  2
            Section 2.1. Lease of Ground Interest...........................  2
            Section 2.2. Basic Ground Lease Term............................  2
            Section 2.3. Renewal Ground Lease Term..........................  2
            Section 2.4. Return of Ground Interest..........................  3
            Section 2.5. Nonterminability...................................  3
            Section 2.6. Termination Option.................................  3

SECTION 3.  RENT FOR THE LEASE OF THE GROUND INTEREST.......................  4
            Section 3.1. Annual Rent........................................  4
            Section 3.2. Taxes and Assessments..............................  4

SECTION 4.  QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE...................  4
            Section 4.1. Right of Quiet Enjoyment...........................  4
            Section 4.2. Ground Lessor's Release Rights.....................  5

SECTION 5.  USE OF THE GROUND INTEREST BY GROUND LESSEE.....................  5

SECTION 6.  TRANSFER OF GROUND INTEREST.....................................  6

SECTION 7.  LIENS...........................................................  7

SECTION 8.  WAIVER OF PARTITION.............................................  7

SECTION 9.  SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE
            LENDER..........................................................  7

SECTION 10. NONMERGER.......................................................  8

SECTION 11. APPLICATION OF PAYMENTS FROM GOVERNMENTAL
            ENTITY..........................................................  8

SECTION 12. MISCELLANEOUS...................................................  8
            Section 12.1. Amendments and Waivers............................  8
            Section 12.2. Notices...........................................  8

            Section 12.3.  Survival......................................... 10
            Section 12.4.  Successors and Assigns........................... 10
            Section 12.5.  Business Day..................................... 10
            Section 12.6.  Governing Law.................................... 10
            Section 12.7.  Severability..................................... 10
            Section 12.8.  Counterparts..................................... 10
            Section 12.9.  Headings and Table of Contents................... 10
            Section 12.10. Further Assurances............................... 10
            Section 12.11. Effectiveness of Ground Lease.................... 11
            Section 12.12. Limitation of Liability.......................... 11
            Section 12.13. Measuring Life................................... 11

LIST OF ATTACHMENTS:

Appendix A  -  Definitions

Schedule 1  -  Description of the Rocky Mountain Site
                    Facility Description Schedule
                    Exhibit A-2 -  Project Boundary Drawing
                    Exhibit A-3 -  Powertunnel and Powerhouse
                                   General Plan and Profile of the
                                   Rocky Mountain Project No.
                                   RM-00-CL-0013 R1
                    Exhibit A-4 -  Description of Equipment

                           GROUND LEASE AGREEMENT (P1)

        This GROUND LEASE AGREEMENT (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Ground Lease"), between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and permitted assigns, the "Ground Lessor"), and SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (P1), dated as of December 30, 1996, with the Owner Trustee and Philip Morris Capital Corporation (together with its successors and permitted assigns, the "Ground Lessee").

        WHEREAS, The Ground Lessor and Georgia Power Company, a corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Georgia Power"); own the Rocky Mountain Site as tenants-in-common under the laws of the State of Georgia;

        WHEREAS, the Rocky Mountain Site is more particularly described in
Schedule 1 hereto, such Schedule 1 being attached to this Ground Lease as part hereof;

        WHEREAS, by the Rocky Mountain Agreements, the Ground Lessor and Georgia Power established their respective rights and obligations as tenants-in-common of the Rocky Mountain Site and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Rocky Mountain Site. Such improvements and personal property owned by the Ground Lessor and Georgia Power as tenants-in-common under Georgia law include the Facility;

        WHEREAS, as tenants-in-common of such real and personal property, the Ground Lessor and Georgia Power hold a 74.61% and 25.39% undivided interest, respectively, in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to the rights of the other to nonexclusive possession and the terms and conditions of the Rocky Mountain Agreements;

        WHEREAS, pursuant to the Head Lease, the Co-Trustee has acquired from the Ground Lessor, as Head Lessor, a leasehold interest in the Undivided Interest in the Facility for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extension as provided therein; and

        WHEREAS, pursuant to this Ground Lease, the Ground Lessor is leasing the Ground Interest to the Ground Lessee for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extension as provided herein.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

        Capitalized terms used in this Ground Lease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto unless the context hereof shall otherwise require. The general provisions of Appendix A shall apply to terms used in this Ground Lease and specifically defined herein.

SECTION 2. LEASE OF GROUND INTEREST.

        Section 2.1. Lease of Ground Interest. The Ground Lessor hereby leases the Ground Interest, upon the terms and conditions set forth herein, to the Ground Lessee for the term and renewal terms described below, and the Ground Lessee hereby leases the Ground Interest from the Ground Lessor. The Ground Lessor and the Ground Lessee understand and agree that (a) this lease of the Ground Interest is subject to the limitations identified in the definition of Ground Interest, (b) legal title to the Rocky Mountain Site remains vested in the Ground Lessor and Georgia Power as tenants-in-common, (c) this lease of the Ground Interest is subject and subordinate to the lien of the Oglethorpe Mortgage and the encumbrances described in the Title Report, and (d) this Ground Lease is subject to the provisions of the Resource Management Agreement.

        Section 2.2. Basic Ground Lease Term. The term of this Ground Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on November 1, 2067 (the "Basic Ground Lease Term") subject to earlier termination pursuant to the express terms hereof and extension for any number of Renewal Ground Lease Terms; provided, however, that notwithstanding anything to the contrary set forth herein, in no event shall the Basic Ground Lease Term terminate so long as the Ground Lessee's interest under this Ground Lease shall be subject to the Lien of the Loan Agreement or the security title of the Deed to Secure Debt.

        Section 2.3. Renewal Ground Lease Term. At the expiration of the Basic Ground Lease Term or any Renewal Ground Lease Term (as hereinafter defined), the Ground Lessee may extend this Ground Lease for any additional term or number of additional terms of not less than one year (each, a "Renewal Ground Lease Term" and, together with the Basic Ground Lease Term, the "Ground Lease Term"); provided that, the Ground Lessee shall be permitted to renew the term of this Ground Lease for a Renewal Ground Lease Term only if concurrently with such renewal, the Head Lease is renewed for a Head Lease Renewal Term equal to the Renewal Ground Lease Term; provided further however upon extension of the Head Lease pursuant to Section 3.2 thereof, this Ground Lease shall be automatically extended for a Renewal Ground Lease Term equal to the Head Lease Renewal Term for which the Head Lease is so extended.

        Section 2.4. Return of Ground Interest. Subject to Section 6 hereof, on the last day of the Ground Lease Term, the Ground Lessee shall return the Ground Interest to the Ground Lessor by returning the same unto the possession of the Ground Lessor without representation or warranty other than that the Ground Interest is free and clear of all Facility Lessor's Liens and a warranty by the Owner Participant as to the absence of any Owner Participant's Liens without any other liability or cost to the Ground Lessee. Upon returning the Ground Interest, the Ground Lessee shall execute, acknowledge and deliver a release of the Ground Interest, to be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense in the Office of the Clerk of the Superior Court of Floyd County, Georgia. The obligations of the Ground Lessee under this Section
2.4 shall survive the termination of this Ground Lease.

        Section 2.5. Nonterminability. Subject to Sections 2.2 and 2.6 hereof, notwithstanding anything herein or otherwise to the contrary, neither the rights of the Ground Lessee nor the obligations of the Ground Lessor under this Ground Lease shall be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character or for any reason whatsoever, whether or not the same involves the loss of all or any part of the leasehold estate granted by this Ground Lease, including without limitation any of the following circumstances or reasons: (a) any damage to or loss or destruction of all or any part of the Facility for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of all or any part of the Facility by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any foreclosure or deed in lieu of foreclosure of the Oglethorpe Mortgage, or any termination of the leasehold estate granted by this Ground Lease as a result thereof by operation of law or contract, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Rocky Mountain Site or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Ground Lease, the Ground Sublease or the Ground Sub-sublease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor, the Ground Lessee or any other Person, (f) the failure by the Ground Lessee to comply with Section 2.4, 3 or 5 or any other provision hereof or of any other Operative Document, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing. The provisions of this Section 2.5 shall survive the termination of this Lease for any reason whatsoever. The obligations of the Ground Lessor under this
Section 2.5 are covenants that are independent of the existence of such leasehold and shall survive the termination thereof for any reason whatsoever.

        Section 2.6. Termination Option. After the expiration or earlier termination of the Ground Sublease Term, subject to the proviso at the end of
Section 2.2 hereof, the Ground Lessee may terminate this Ground Lease upon thirty days prior written notice to the Ground Lessor;

provided, however, that this Ground Lease shall simultaneously terminate upon the expiration or earlier termination of the Head Lease pursuant to Section 3.5 thereof.

SECTION 3. RENT FOR THE LEASE OF THE GROUND INTEREST.

        Section 3.1. Annual Rent. As rent for the Ground Interest, the Ground Lessee agrees to pay to the Ground Lessor, for the period commencing on the Closing Date and ending on the Expiration Date, annual rent of $120,273 per year, in advance on July 1 of each year during the Ground Lease Term; provided that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Ground Lease Term to July 1, 1997. Notwithstanding the foregoing, so long as Oglethorpe is the Ground Sub-sublessee under the Ground Sub-sublease, the Ground Lessee shall not be required to pay such rent hereunder. For the period from and after the Expiration Date to the end of the Ground Lease Term the Ground Lessee agrees to pay to the Ground Lessor annual rent equal to the annual Fair Market Rental Value of the Ground Interest without regard to the existence of the Facility on the Rocky Mountain Site on a net-lease basis. Such Fair Market Rental Value shall be determined by July 1, 2027 and each fifth (5th) anniversary thereof through the remaining Ground Lease Term by agreement of the parties or, if they shall fail to agree, by the Appraisal Procedure, the costs of which shall be paid by the Ground Lessor. Such annual rent shall be payable semi-annually in arrears on January 1 and each July 1 and thereafter during the Ground Lease Term (apportioned for the number of days then elapsed since the last prior payment), except that if any date for payment falls on a day other than a Business Day, such date for payment shall be extended to the next succeeding Business Day.

        Section 3.2. Taxes and Assessments. From and after the expiration or termination of the Ground Sublease Term and until the expiration of the Ground Lease Term or surrender of the Ground Interest to the Ground Lessor pursuant to
Section 6, the Ground Lessee agrees to pay to the Ground Lessor an amount equal to the Facility Lessor's Percentage of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Rocky Mountain Site (it being understood that the Ground Lessee shall not be responsible for any income taxes imposed against the Ground Lessor for the rent hereunder; or for any sales, use, excise or similar taxes payable by the Ground Lessor; or any corporate franchise or doing business tax or similar tax or fee payable by the Ground Lessor). Such payment shall be due upon demand by the Ground Lessor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity.

SECTION 4. QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE.

        Section 4.1. Right of Quiet Enjoyment. The Ground Lessor warrants that it has full right and authority to lease the Ground Interest to the Ground Lessee pursuant to the terms of this Ground Lease and covenants that, notwithstanding any provision of any other Operative

Document, during the Ground Lease Term, neither the Ground Lessor nor any Affiliate nor any other Person claiming title superior to or by, through or under the Ground Lessor (other than the obligees or any trustee under the Oglethorpe Mortgage) shall interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessee of the Ground Interest pursuant to the terms hereof.

        Section 4.2. Ground Lessor's Release Rights. Notwithstanding Section 4.1 or any other provisions in this Ground Lease to the contrary, the Ground Lessor shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Ground Lease, to (a) sell, grant or convey one or more portions of or interests of any kind or nature in one or more portions of the Rocky Mountain Site, (b) grant, create or release one or more rights of way and easements over or in respect of any portions of the Rocky Mountain Site and (c) lease or convey one or more leasehold interests in one or more portions of the Rocky Mountain Site to one or more lessees of leasehold interests (collectively the "Ground Lessor's Release Rights"); provided, however, that (i) each such sale, grant, release, lease or conveyance shall be in accordance with the Rocky Mountain Agreements and (ii) no such sale, grant, release, lease or conveyance shall impair the use or operation of, or the ability to maintain, improve or rebuild, the Facility as contemplated by the Rocky Mountain Agreements and the Operative Documents or reduce the value, utility or useful life of the Facility, impair the use of the Ground Interest as it is then used in connection with the Facility, impair in any manner the use of the Facility or cause the Facility to become "limited use" property or materially reduce the value, utility or useful life of the Rocky Mountain Site or materially impair the use of the Rocky Mountain Site; provided, further, any third party may conclusively, and without further act, inquiry or investigation, rely upon an Officer's Certificate of the Ground Lessor to the effect that any such sale, grant, release or conveyance complies with clause
(ii) of this Section 4.2 without the necessity of any further inquiry, investigation or determination; and provided further that any property, interest, right of way, easement, or leasehold interest (the "Released Property") so sold, granted, released, leased or conveyed shall no longer be a part of the Ground Interest and shall automatically be deemed to be released from the effect of this Ground Lease and any Lien on the Ground Interest or otherwise under this Ground Lease, without the necessity of the execution, delivery or recording of any further instrument whatsoever. The Ground Lessee agrees that during the Ground Lease Term, the Ground Lessee will not (a) grant any security interest, leasehold mortgage or deed to secure debt, except as provided in Section 9 or in the other Operative Documents, or any other Lien,
(b) sub-lease or assign this Ground Lease or (c) otherwise encumber, cause to be encumbered or convey all or part of the Ground Lessee's interest hereunder unless such grant, sub-lease, assignment, encumbrance or conveyance expressly provides that the Ground Lessee's interest under this Ground Lease is subject to the Ground Lessor's Release Rights set forth in this Section 4 and that any Released Property shall automatically be deemed to be released from the effect of any such Lien, grant, sub-lease, assignment, encumbrance or conveyance without the necessity of the execution, delivery or recording of any further instrument whatsoever.

SECTION 5. USE OF THE GROUND INTEREST BY GROUND LESSEE.

        The Ground Lessee's rights hereunder to use the Ground Interest shall be limited to the right of the Ground Lessee, as Head Lessee, to use the Ground Interest in connection with the use, operation and maintenance of the Facility in accordance with the terms and provisions of the Rocky Mountain Agreements and the FERC License and any renewal or extension thereof and the Head Lease, which shall include the right to construct, install, operate, use, repair and relocate and remove facilities and structures on or under the Rocky Mountain Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems, utility lines and systems, all as reasonably necessary or advisable for the commercial operation of the Facility. Notwithstanding any provision contained in this Ground Lease or in any Operative Document, the Ground Lessee has the right to perform any and all acts required by an order of the FERC or its successor affecting the Facility or the Rocky Mountain Site without the prior approval of the Ground Lessor or any other party to the Operative Documents.

SECTION 6. TRANSFER OF GROUND INTEREST.

        The Ground Lessee agrees that, prior to the expiration of or earlier termination of the Facility Sublease Term, it will not transfer or convey the Ground Interest except as part of the Head Lessee's transfer of the Facility Lessor's Rocky Mountain Interest pursuant to the Operative Documents. The Ground Lessor acknowledges that (x) the Ground Lessee shall have the right to transfer and convey the Ground Interest or any interest therein as part of a transfer under and in accordance with Sections 10.2, 13.2, 14.4, 15.3, 17.1(c), 17.1(e) and 18 of the Facility Lease in connection with the Ground Lessee's transfer thereunder of the Facility Lessor's Rocky Mountain Interest and the Ground Lessee and the Ground Lessor agree to comply with the provisions of the applicable sections of the Facility Lease and the Head Lease in connection with such transfer to the extent required thereunder, and (y) the Ground Lessee's interest hereunder may be transferred together with the Head Lessee's interest under the Head Lease to the Lender or any Affiliate of the Lender or any other Person who is the purchaser thereof in foreclosure of the security title of the Deed to Secure Debt or the Lien of the Loan Agreement or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure. The Ground Lessor acknowledges that the Ground Interest will be leased to the Ground Sub-sublessee pursuant to the Ground Sub-sublease and that the Ground Sub-sublessor shall have the right to transfer and convey the Ground Interest or any interest therein under and in accordance with Sections 10.2, 13.2, 14.3, 17.1(c), 17.1(e) and 18 of the Facility Sublease in connection with the Facility Sublessor's transfer thereunder of the Facility Sublessor's Rocky Mountain Interest, and the Ground Sub-sublessee shall have the right to sublease the Ground Interest to a person which is a sublessee of the Undivided Interest in accordance with Section 19 of the Facility Sublease. The Ground Lessee may convey and transfer the Ground Interest to a Replacement Facility Lessee which enters into a Replacement Facility Lease in accordance with Section 15.3 of the Facility

Lease for a term coterminous with such Replacement Facility Lease. Notwithstanding anything else contained herein, the Ground Lessee may convey and transfer the Ground Lessee's right, title and interest in the Ground Interest to
(i) Georgia Power in connection with Georgia Power's exercise of its rights under Section 5.2 of the Georgia Power Consent or (ii) to any other Person following expiration or earlier termination of the Facility Lease Term.

SECTION 7. LIENS.

        Section 7.1. Ground Lessee Covenant. Prior to the expiration or termination of the Facility Sublease Term, the Ground Lessee agrees that it will not, directly or indirectly, create, incur, assume or suffer to exist any Facility Lessor's Liens on or with respect to the Ground Interest or the Rocky Mountain Site other than the Lien of the Loan Agreement and the security title of the Deed to Secure Debt, and the Ground Lessee shall promptly notify the Ground Lessor of the imposition of any such Lien of which the Ground Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

        Section 7.2. Ground Lessor Covenant. The Ground Lessor agrees that it will not directly or indirectly, (i) create, incur, assume or suffer to exist any Lien on or with respect to the Ground Interest other than Permitted Liens, or (ii) subject to the Ground Lessor's Release Rights, assign, convey or otherwise transfer its interest in the Ground Interest, and the Ground Lessor shall promptly notify the Ground Lessee of the imposition of any such Lien of which the Ground Lessor is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien.

SECTION 8. WAIVER OF PARTITION.

        As permitted by Applicable Law, the Ground Lessor, on its own behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Rocky Mountain Site or any interest or portion thereof, including the Ground Interest or any interest or portion thereof, and such waiver will continue in effect until the termination of the Rocky Mountain Ownership Agreement and Rocky Mountain Operating Agreement in accordance with their terms. The Ground Lessor agrees not to commence during such period any action of any kind seeking any form of partition with respect thereto.

SECTION 9. SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE LENDER.

        In order to secure the Secured Indebtedness, the Ground Lessee will by the Loan Agreement assign and grant a Lien, and by the Deed to Secure Debt grant security title to the Lender in and to all of the Ground Lessee's right, title and interest in, to and under this Ground Lease and the Ground Interest (other than Excepted Payments and Excepted Rights). The Ground

Lessor hereby consents to such assignment and creation of such Lien and security title and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully released, the Lender under the Loan Agreement and the security title of the Deed to Secure Debt shall have the rights of the Ground Lessee under this Ground Lease to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

SECTION 10. NONMERGER.

        The reversionary interest of the Head Lessor in the Rocky Mountain Site shall not merge into any interest in the Ground Interest conveyed by the Ground Lease even if such reversionary interest and such interest leased are at any time vested in or held directly or indirectly by the same Person, but this Ground Lease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding.

SECTION 11. APPLICATION OF PAYMENTS FROM GOVERNMENTAL ENTITY.

        Subject to the provisions of the Oglethorpe Mortgage, any payments received at any time by the Ground Lessor or by the Ground Lessee from any Governmental Entity with respect to an Event of Loss shall be paid over to the Ground Lessor or the Ground Lessee, or retained by the Ground Lessor and the Ground Lessee, as their respective interests may appear. Any payments received at any time during or with respect to the Ground Lease Term by the Ground Lessor or by the Ground Lessee from any Governmental Entity with respect to the seizure, expropriation, condemnation or requisition of the use of, or title to, the Ground Interest not constituting an Event of Loss shall be paid over to, or retained by, the Ground Lessee.

SECTION 12. MISCELLANEOUS.

        Section 12.1. Amendments and Waivers. No term, covenant, agreement or condition of this Ground Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

        Section 12.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or next business day mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

If to the Ground Lessor:

        Oglethorpe Power Corporation
        2100 East Exchange Place
        Tucker, Georgia  30085-1349

        Facsimile No.:  (770) 270-7325
        Telephone No.:  (770) 270-7920
        Attention:  Vice President - Finance

If to the Ground Lessee:

        SunTrust Bank, Atlanta
        P.O. Box 4625
        Mail Code 008
        Atlanta, Georgia 30302

        Facsimile No.:  (404) 332-3966
        Telephone No.:  (404) 588-7813
        Attention:  Corporate Trust Department

        with copies to the Lender:

        Utrecht-America Finance Co.,
        c/o Rabobank Nederland, New York Branch
        245 Park Avenue
        New York, New York 10167-0062

        Facsimile No.:  (212) 916-7880
        Telephone No.:  (212) 916-7864
        Attention:  General Counsel's Office

        and to the Owner Trustee:

        Fleet National Bank
        777 Main Street
        Hartford, Connecticut  06115

        Facsimile No.:  (860) 986-7920
        Telephone No.:  (860) 986-4540
        Attention:  Corporate Trust Administration

        Section 12.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Ground Lease.

        Section 12.4. Successors and Assigns.

        (a) The Ground Lessor hereby consents to the entry by the Ground Lessee into and performance by the Ground Lessee of the Operative Documents, including any assignment pursuant thereto. This Ground Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

        (b) Except as expressly provided herein or in the other Operative Documents, the Ground Lessor may not assign or transfer any of its interests herein without the consent of the other party hereto.

        (c) This Ground Lease conveys a leasehold estate and not a usufruct.

        Section 12.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Ground Lease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

        Section 12.6. Governing Law. This Ground Lease shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

        Section 12.7. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

        Section 12.8. Counterparts. This Ground Lease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

        Section 12.9. Headings and Table of Contents. The headings of the sections of this Ground Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

        Section 12.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Ground Lease.

        Section 12.11. Effectiveness of Ground Lease. This Ground Lease has been dated as of the date first above written for convenience only. This Ground Lease shall be effective on the date of execution and delivery by the Ground Lessee and the Ground Lessor.

        Section 12.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Ground Lease is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose for binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Ground Lessor or by any Person claiming by, through or under the Ground Lessor and (d) under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Ground Lease. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

        Section 12.13. Measuring Life. If and to the extent that any of the rights and privileges granted under this Ground Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Ground

Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one
(21) years after the death of the last survivor of the descendants living on the date of the execution of this Ground Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Ground Lease, whichever of
(a) and (b) is shorter.

        IN WITNESS WHEREOF, the undersigned have caused this Ground Lease to be duly executed and delivered by their respective officers thereunto duly authorized.

                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION),
                                       as Ground Lessor


                                   By: /s/ T. D. Kilgore
                                       ------------------------------
                                       Name:  T. D. Kilgore

                                       Title: President and CEO
                                       Date:  12/30/96
Signed and delivered
in the presence of:


/s/ Gary M. Bullock
-------------------------------
Unofficial Witness


/s/ Patricia R. Bouldin
-------------------------------
Notary Public

My Commission Expires: June 2, 1998
[Notary Seal]

                                   SUNTRUST BANK, ATLANTA, not in its
                                   individual capacity but solely as Co-Trustee under the Trust Agreement, as Ground Lessee


                                   By: /s/ Bryan Echols
                                       ------------------------------
                                       Name:  Bryan Echols

                                       Title: Vice President
                                       Date:  12/30/96


                                   By: /s/ Sandra Thompson
                                       ------------------------------
                                       Name:  Sandra Thompson

                                       Title: Vice President
                                       Date:  12/30/96
Signed and delivered
in the presence of:


/s/ E. M. Shadru
-------------------------------
Unofficial Witness


/s/ Patricia R. Bouldin
-------------------------------
Notary Public

My Commission Expires: June 2, 1998
[Notary Seal]

                           SCHEDULE TO EXHIBIT 10.32.3

                           GROUND LEASE AGREEMENT (P1)

        The following table indicates for each transaction the name of the corresponding Owner Participant:

    Agreement      Date                   Owner Participant
    ---------      -----------------      --------------------------------------

    P1             December 30, 1996      Philip Morris Capital Corporation

    P2             January 3, 1997        Philip Morris Capital Corporation

    F3             December 30, 1996      First Chicago Leasing Corporation

    F4             December 30, 1996      First Chicago Leasing Corporation

    N5             December 30, 1996      NationsBanc Leasing & R.E. Corporation

    N6             January 3, 1997        NationsBanc Leasing & R.E. Corporation

        Other than Appendix A, the Exhibits and Schedules to the Ground Lease Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

                                                                      APPENDIX A
                                                                              to
                                                                    Ground Lease

                                   DEFINITIONS

            Refer to Appendix A to Exhibit 10.32.1 of the Form 10-K.


                                       A-1